Exhibit 99.1

AAR CORP. Investor Day October 5, 2011

This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s May 31, 2011 Form 10-K. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission. Forward-Looking Statements

Agenda Time Topic Presenter 8:00 AM AAR CORP. Overview David Storch Chairman and Chief Executive Officer 8:20 AM Aviation Supply Chain John Holmes Vice President 8:40 AM Maintenance, Repair & Overhaul Dany Kleiman Group Vice President 9:00 AM Government & Defense Services Randy Martinez Group Vice President 9:20 AM - 9:40 AM BREAK 9:40 AM Structures & Systems Terry Stinson Group Vice President 10:00 AM Operational Review Tim Romenesko President and Chief Operating Officer 10:10 AM Financial Highlights Rick Poulton Chief Financial Officer and Treasurer 10:20 AM Q&A Chaired by David Storch

AAR CORP. Overview David Storch Chairman and Chief Executive Officer

Diversified and balanced portfolio of Aerospace & Defense businesses Commercial 49% | Government & Defense 51% Aftermarket & Support Services 81% | Manufacturing 19% Growth opportunities in both Commercial and Government & Defense markets Continued recovery in Commercial markets Well positioned in government/defense services market Strong value proposition for both Commercial and Government/Defense: “Align with customers to lower costs as they seek to do more without more” Overview TTM Commercial Growth +34%

Diversified Business Mix May 31, 2001 August 31, 2011 TTM Strong portfolio of Aerospace & Defense businesses provides balance, strength and consistency through the cycles Commercial 49% Government 51% Commercial 83% Government 17% Aftermarket & Support Services 81% Manufacturing 19% Aftermarket & Support Services 89% Manufacturing 11%

Balanced Portfolio

Commercial Services		Government & Defense Services			Structures & Systems		
Aviation Supply Chain	Maintenance, Repair & Overhaul	Airlift	DSL	InTech	Mobility Systems	Precision Systems	Cargo Systems

Commercial Services

- Commercial Parts Supply
- Component Repair
- Supply Logistics Programs
- Aircraft Maintenance
- Landing Gear Repairs

49%

95% Commercial

5% Government & Defense

Government & Defense Services

- Expeditionary Air Lift
- Supply Logistics Programs
- Command and Control Integration

32%

0% Commercial

100% Government & Defense

Structures & Systems

- Specialized Mobility Products
- Composite and Metal Structures
- Cargo Systems

19%

15% Commercial

85% Government & Defense

Percentages represent August 31, 2011 TTM business breakdown.

7

AAR

Strong FY 2011 Performance Invested to support new aircraft platforms Launched aftermarket distribution relationship Aviation Supply Chain Government & Defense Services Structures & Systems Maintenance, Repair & Overhaul Won and expanded new customers #1 ranked MRO in North America Integration of Airlift Added 14 new aircraft Won more than $540M in new business awards Orders from Spirit Follow-on orders for FMTV Invested in value-added services and operational improvements, won and expanded key customer relationships and built a solid platform for growth Spirit Orders on Boeing Platforms Two new S-92s enter Airlift’s fleet #1 U.S. MRO

FY 2012 Performance Q1 Performance Balance of FY 2012 Long-Term Drivers Aviation Supply Chain Maintenance, Repair & Overhaul Government & Defense Services Structures & Systems Lower capacity utilization Mission capable rates Timing of Mobility product shipments Strong Q1 performance New customer wins New contracts and improved operating performance Spirit and FMTV ramp-up New programs and strong trading volumes Market leader with deep customer relationships; portal to other AAR businesses Industry leader for providing airlift in austere environments and logistics support Industry leader in Mobility products; OEM build cycle Market leader with world-wide presence

Government & Defense: The AAR Thesis 1. Well positioned around funding areas that are more stable 2. Value proposition about lowering cost which will help governments do more without more 3. Recent wins for AAR Cost reductions and efficiency gains a central strategy in future budgets Will benefit companies specialized in logistics and supply chain management Will benefit companies offering maintenance, reset and modifications Since April 2011, renewed Airlift contracts Afghanistan rotary wing Afghanistan fixed wing Navy VERTREP 3 additional aircraft FMTV at Mobility Systems Most cuts expected around Procurement and RDT&E Operations & Maintenance budgets expected to hold up relatively well Aging fleet Base DoD Budget expected to grow at a 1% CAGR between 2012 and 2016

Maintain Portfolio Balance Commercial / Defense Services / Front-end manufacturing U.S. / International Deepen Relationships with Customers Align with key OEM’s Transition to a Tier I supplier Provide complete end-to-end solutions Improve Operating Margins Build scale across businesses Leverage core capabilities Increase engineering / value-added content Maintain a Strong Balance Sheet Provide operating flexibility Cash flow positive in each business Key Strategic Principles 1. Continue to position the Company to serve attractive markets 2. Move up the value chain for customers 3. Cash flow generation for shareholders

Rick Poulton Chief Financial Officer and Treasurer 5 years with AAR 21 years in Industry An accomplished and experienced leadership team dedicated to integrity, fiscal responsibility, operational excellence, customer satisfaction and stockholder value Randy Martinez Group Vice President, Government & Defense Services 3 years with AAR 33 years in Industry John Holmes Vice President, Aviation Supply Chain 10 years with AAR 10 years in Industry Terry Stinson Group Vice President, Structures & Systems 4 years with AAR 40 years in Industry Dany Kleiman Group Vice President, Maintenance, Repair & Overhaul 2 year with AAR 20+ years in Industry Tim Romenesko President and Chief Operating Officer 31 years with AAR 31 years in Industry David Storch Chairman and Chief Executive Officer 33 years with AAR 33 years in Industry Deep Management Team to Execute Strategy

Aviation Supply Chain John Holmes Vice President

14 Leads AAR’s Allen Asset Management and Aircraft Component Services Joined AAR CORP. in 2001 Solid career with AAR CORP. Vice President, Aviation Supply Chain General Manager, Allen Aircraft Director of Mergers and Acquisitions, AAR CORP. Education Bachelor of Science degree in Finance from University of Illinois, Champaign Masters Business Administration, University of Chicago Booth School of Business John Holmes Vice President, Aviation Supply Chain Commercial Services

Leading Provider of Supply Chain Solutions Boeing, Airbus and Regional aircraft and engine coverage Sales, leasing and programmatic supply Offices in 12 countries Airframe and Engine Parts Supply Broad technical capability for commercial and defense platforms Reliability engineering and configuration management Component Repair Integrated supply chain management programs Material planning, sourcing, logistics, repair and information management Asset management Guaranteed service level & cost Programs Integrated Supply Chain Programs Planning, Logistics & IT Surplus Remarketing Initial Provisioning Component Repair Trading Commercial Services

Market Overview and Current Trends Global MRO Market of $50B $5B addressable market 3% ten-year CAGR Current Market Trends Very strong demand for new generation assets Airlines: Continued cash focus Lessors: ‘End of life’ strategies OEMs: Aftermarket focus Increasing demand for integrated support services Long-Term Market Trends Shifting fleet demographics (A320Neo / 737NG) Large renewal programs for commercial fleet in North America Source: AeroStrategy Engine $17.6B Heavy $10.0B Component $11.5B Line $11.0B Europe N. America Asia ME Other 10-Year Projected CAGR 3% 4% 4% 10-Year Projected CAGR 3% 6% 1% 2% 5% 3% Commercial Services $0B $10B $20B $30B $40B $50B $60B Segment Geography

Programs provide assets to fuel the parts supply business Programs fund capability development Programs drive geographic expansion Programs Repair Parts Supply Engine and airframe parts supply is foundation Reduces inventory investment requirement for programs Provides repair volume for in-house capability development Strategic airframe focus reduces complexity and cost Provides more competitive pricing in programs Rapid in-house turns lead to increased asset availability for trading business Trading and repair businesses align to support programmatic business Building an industry leading supply chain business offering end-to-end solutions by leveraging program volumes to feed the parts supply and repair businesses Strategy Summary Commercial Services

Strategy – Commercial Parts Supply New Generation Products | New Sources Continue to improve market position in newer generation platforms Adjust balance between asset acquisition and asset consignment Long-term alignment with lessors combined with opportunistic transactions Acquire long-term exclusive distributorships (Unison) 737-NG Projected Growth Installed Base (Relative to Market Segment) Growing Small Large Declining “Targeted Aftermarket Opportunities” “Future Fleets” “OEM Dominated” “Opportunistic Sustainment” 737-NG 737-C 757 MD-80 787 A350 767 A380 747 777 340 EJET CRJ-700/900 ERJ CRJ C-Series & MRJ H-60 A320 Programs Repair Parts Supply Future Fleet (no retirements) Narrow-body Regional Wide-body Rotor Key: Commercial Services

Strategy – Repair Capability rationalization – NY and Amsterdam Focused Capability Development JETSTR BAE146 J31 PC12 ERJ135 ERJ145 DHC7 737C DC9 717 L1011 B1900 FALCON DC8 MD11 MD80/90 DO328 B727 A300 A310 DC10 B707 CESSNA METRO AW109 DHC6 CITATION C-131 EMB110 KC10 H-60 KC135 A320 737NG EJET ATR 737C Q400 KC10 H60 757/767 CRJ Broad Capability Core Capability Investment in new generation platforms Cooperation with OEMs and alliances with third party repair shops Flexible infrastructure built for multiple program customers Programs Repair Parts Supply Commercial Services

Strategy – Programs Unison: Ten year global exclusive distributorship $600M contract Sales ramp up on track Platform for distribution growth Finnair: Supply chain support First 757 support program Foundation for growth into A320 & EJets Access to Russian market Component and Distribution Programs Leverage existing stock, sourcing and repair infrastructure Supplement AAR infrastructure with alliances and strategic sourcing Portal for OEM aftermarket penetration Provide platform and channel for additional AAR solutions Recent Program Examples Programs Repair Parts Supply Commercial Services

Q1 Performance Strongest quarter in ten years Sales of new generation trading assets and continued reduction of aircraft portfolio Secured Unison distributorship Financial Trends Revenue = $154.8M Gross Profit = $25.3M (16.3% Margin) Balance of FY2012 Benefit from Q1 investments Continued demand for new generation assets (737NG, A320) Strong asset acquisition / consignment pipeline Full-support programs set to come on-line (EJet and 737NG) Revenue = $355M - $375M Gross Profit = 17.5% - 19% Financial Results* *Note: Excludes Amsterdam repair facility (discontinued operations) Gross Profit Margin % 25.2% 18.7% 18.2% 16.6% 17.5% - 18.0% $510 – $530 Commercial Services Sales $370 $516 $436 $425 $0M $100M $200M $300M $400M $500M $600M FY2008 FY2009 FY2010 FY2011 FY2012 Outlook

Industry leading position 60-year history of innovation and technical advancement Unmatched global sourcing and relationship network Continued trend towards outsourcing and integrated asset management programs Robust integrated program offering covering all areas of the supply chain Ongoing commitment to operational excellence Long-Term Drivers Commercial Services

Maintenance, Repair & Overhaul Dany Kleiman Group Vice President

Dany Kleiman Group Vice President, MRO Leads AAR’s Maintenance, Repair and Overhaul business to include airframe maintenance and modifications, Landing Gear, Engineering Services and Structural Products Joined AAR CORP. in 2009 Career Highlights Israel Aerospace Industries Corporate VP & GM Bedek Aviation Group COO GM Production Division & Business Jet Programs of IAI’s Commercial Aircraft Group ISRAVIATION VP of Operations and Chief Engineer Israeli Air-Force – 8 years of service Education BSE in Aeronautical Engineering from Israel Institute of Technology in Technion, Haifa, Israel 24 Commercial Services

Provide full range of airframe heavy maintenance service at four MRO facilities across the U.S. Landing Gear Services facility in Miami Engineering Services, Structural Products and Technical Services in Indianapolis Portal for AAR businesses 25 Ranked as #3 in the world for third-party airframe man-hours Ranked as #1 MRO in the U.S. MRO Overview Commercial Services

MRO Operations Structural Products Engineering Services Technical Services 10 hangars 1.1 Million SF Narrow body aircraft 6 hangars 300,000 SF Narrow body and regional aircraft 2 hangars 60,000 SF Regional aircraft 3 hangars 226,000 SF in three hangars Narrow and wide body aircraft Oklahoma City + 31% hours sold YOY Hot Springs + 25% hours sold YOY Miami + 13% hours sold YOY Indianapolis + 6% hours sold YOY 600 legs per year 130K sq. ft. Airframe MRO Landing Gear Services Additional Services Miami + 36% revenue growth YOY Commercial Services

Source: AeroStrategy Increased demand for outsourced maintenance will augment growth for third party providers Engine $17.6B Heavy $10.0B Component $11.5B Line $11.0B Stable North American market with increased outsourcing, and expanding international markets Mergers driving additional outsourcing, particularly amongst regional airlines New aircraft delivered during last up-cycle (2006-2007) coming out of warranty period Production delays and long lead times leading to capacity growth from flying older aircraft Investments in cabin and aircraft modifications that were previously deferred Outsourcing expands beyond pure airframe maintenance Greater demand for bundled services Europe N. America Asia ME Other 10-Year Projected CAGR 3% 4% 4% 10-Year Projected CAGR 3% 6% 1% 2% 5% 3% Commercial Services Market Overview and Current Trends $0B $10B $20B $30B $40B $50B $60B Segment Geography

Continue to expand relationship Supporting MD-90 fleet inductions and B767 engineering integration services Bundling of service offerings across multiple business units Exclusive D-check and IFE installation agreement running through January 2013 Strengthens AAR’s position as a leader in A320 family airframe maintenance services Exclusive heavy maintenance provider for entire regional fleet 5-year agreement Major regional carrier Long-term base load for OKC and HOT facilities Experience with Airbus family of aircraft Portal for AAR CORP. services Recent Airframe MRO Wins New program wins will lead to improved capacity utilization Commercial Services

Enhance execution to reduce TAT’s and improve “first-time” quality Increase efficiencies through floor utilization and drive additional capacity to support strategic customers Continuous improvement under “One-MRO” concept Develop “centers-of-excellence” across facilities Effective management of cost structure to share efficiencies with our customers Airframe MRO Commercial Services Price and quality are key success factors in highly competitive industry

One of the largest independent providers for landing gear repair and overhaul Full service in-house capabilities Growth in wheels and brakes capability Availability of rotable assets Expected growth in regional market Reduce TAT’s through continuous improvement and operational excellence Capture growing regional business, leveraging Airframe MRO relationships Develop additional product lines Expand international sales by leveraging AAR’s global sales team Business and Market Overview Strategy Key Customers Landing Gear Services Commercial Services

Engineering Services Business has performed strongly against previous major awards Revenue remains cyclical Airline consolidation driving demand for engineering services related to fleet standardization and upgrades Business and Market Overview Strategy Leverage AAR’s deep commercial relationships to grow pipeline Promote current STC’s to help expand business with other airlines Provide turn-key solutions by utilizing Structural Products capability for kitting production and assembly Follow-on awards generate significant revenue in FY13 Commercial Services Timing of Sales for Existing Contracts Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14

Q1 Performance Lower contribution from Engineering Services Lower capacity utilization during summer Protected workforce for increased volumes in balance of year New customer programs - start-up costs and learning curve impacts Financial Trends Revenue = $93.2M Gross Profit = $10.3M (11.1% Margin) Balance of FY2012 Streamline work flow and efficiencies on new work Significant improvement in capacity utilization New major customer inducted New modification lines Revenue = $285M - $305M Gross Profit = 13% - 15% Financial Results Gross Profit Margin % 14.6% 14.7% 12.7% 14.2% 13.5% - 14.0% $380 – $400 $20 – $25 $360 – $375 $304 $349 $301 $394 MRO Centers Engineering Services Commercial Services Sales $285 $332 $294 $352 $19 $16 $7 $42 $0M $50M $100M $150M $200M $250M $300M $350M $400M $450M FY2008 FY2009 FY2010 FY2011 FY2012 Outlook

Leading provider of MRO services in North America Continued trends towards outsourcing Low capital intensive business with flexible capacity Strong relationships with leading U.S. airlines Expanding service offering with value-added products for existing customers MRO acts as portal for other AAR businesses Long-Term Drivers Commercial Services

Government & Defense Services Randy Martinez Group Vice President

Leads AAR’s Defense Systems and Logistics, Airlift Group and Integrated Technologies businesses Joined AAR CORP. in 2009 Formerly served as CEO and board member of World Air Holdings, Inc. Publicly traded $1B global enterprise with 2,200 employees Distinguished 21-year career with the U.S. Air Force Principal Advisor to the Chief of Staff of NATO’s Strategic Planning Staff Senior Aide-de-Camp to the Chairman of the Joint Chiefs of Staff Command pilot rating, retired Colonel Serves as Chairman of the Military Airlift Committee of the National Defense Transportation Association and on the board of Safe Ports, Inc. Education Bachelor of Science Degree from the U.S. Air Force Academy Master of Science Degrees from the University of Arkansas and the National Defense University Kellogg School of Business CEO Perspectives Randy Martinez Group Vice President, Government & Defense Services Government & Defense Services

Two major businesses Defense Systems and Logistics (DSL) Airlift Group (Airlift) Provider of critical services and products to government and defense customers 92% Domestic and 8% International Over 1,300 employees (48% overseas) Strong future growth opportunities Government & Defense Services (GDS) DSL Airlift Close to the customer Honor our commitments Big business ability with small business speed and agility Scalable and adaptable capabilities Uncompromising commitment to safety, quality, regulatory compliance and continuous improvement Financial strength Customized cost-effective solutions 7-Point AAR Advantage Government & Defense Services

DSL revenue growth of 94% Airlift pro forma revenue growth of 52% Start-up and growth of KC-10 program Relocation and re-branding of Airlift Acquired 14 new aircraft Strengths, Business Highlights and Initiatives Support U.S. and foreign governments and OEMs for mission critical programs Defensible market niches Services and capabilities in areas of budgetary priority Create opportunities for other AAR business units FY11 Highlights Key Strengths Government & Defense Services Focus on productivity improvement Provide higher margin products and services Build sustainable pipeline of new business Diversify customer base Continue to leverage opportunities with other AAR business units Strategic Initiatives

Government/Defense Budget Trends

DoD Budget

FY 1948 – FY 2016E



700
600
500
400
300
200
100
0
1948
1954
1960
1966
1972
1978
1984
1990
1996
2002
2008
2016E
Post-Korea
30% Decline
Post-Vietnam
40% Decline
Post-Cold War
~30% Decline
Post-OIF / OEF
~20% Decline

Source U.S. Government Office of Management and Budget

Procurement + RDT&E Budgets

FY 1970 – FY 2012



250
200
150
100
50
0
1970
1974
1978
1982
1986
1990
1994
1998
2002
2006
2012
Investment accounts (Procurement and RDT&E) have historically taken the brunt of spending reductions
~40% Reduction
~45% Reduction
OIF / OEF

- Operations & Maintenance (O&M) budgets less susceptible to funding cuts
- AAR provides more cost effective solutions for governments
  - Reduction of ownership costs
  - Supply chain efficiencies
  - Improved capabilities of existing systems
- DoS and DHS budgets to provide some offset to declines in DoD spending

38

Government & Defense Services

AAR

Comprehensive maintenance, supply and logistics support Department of Defense (DoD) Major defense integrators Allied military services Supply Chain Management (~80%) Complete inventory management Information systems integration with DoD legacy systems Distribution (~20%) Optimize KC-10 program Diversify customer base Replacement of Joint Stars program Maintain low capital investment profile Providing supply chain management services to OEMs supporting military aerospace programs for the U.S. Government and allied military services FY12 Focus Government & Defense Services Defense Systems and Logistics

Proven capability operating in austere environments Turnkey solutions including flight operations, maintenance, modifications, logistical support and training Presidential Airways renamed AAR Airlift Group, Inc. on January 1, 2011 Since 2005: Flown more than 90,000 missions worldwide Transported over 700,000 personnel Delivered over 106 million pounds of cargo and mail Proven modification/completion center for new Sikorsky Blackhawks Key certificates FAA Part 133 and 135 certificates to operate aircraft Part 145 certificate to operate repair station Commercial Airlift Review Board (CARB) certified with DoD Track record of performance Key Strengths AAR Airlift Group Government & Defense Services Leading provider of expeditionary, highly-sensitive and mission-critical aviation services around the world

Leads Airlift and Aircraft Services - Melbourne businesses Joined AAR CORP. in 2010, 14 months in job Distinguished 34-year career with the U.S. Army, retiring as a Major General Led U.S. Army’s $6 billion annual modernization and transformation plan for a fleet of 4,000 aircraft and 76,000 personnel Commanding General of the 101st Airborne Division and Regional Command-East in Afghanistan Deputy Director of the National Counter Terrorism Center Education Bachelor Degree from University of Kansas Master of Science in Foreign Service from Georgetown University National Security Fellow at the JFK School of Government, Harvard University Government & Defense Services Jeff Schloesser President, AAR Airlift Group, Inc.

Currently expanding footprint based on customer demand Reduction of 33k U.S. troops in 2012, phasing out by end of 2014 Continued reliance on contract air services Revenue will remain strong through 2014 Transition in 2015 to other government and commercial opportunities Afghanistan Outlook Government & Defense Services

Q1 Performance Financial Results Gross Profit Margin % 21.2% 22.7% 21.7% 18.5% 18.5% - 19.0% Delayed aircraft conformity due to relocation Convergence of heavy maintenance checks Aircraft serviceability (Mission Capable rates) $615 – $635 Financial Trends Revenue = $150.0M Gross Profit = $27.4M (18.3% margin) Balance of FY2012 Improve Mission Capable rates Airlift organizational efficiencies Optimize KC-10 program Sourcing and inventory optimization Drive cash flow Revenue = $465M - $485M Gross Profit = 18% - 19% Government & Defense Services Sales $195 $168 $571 $174 $0M $100M $200M $300M $400M $500M $600M $700M FY2008 FY2009 FY2010 FY2011 FY2012 Outlook

Leading provider of expeditionary airlift in austere environments World class supply chain management capabilities Businesses operate under long-term government contracts Ongoing need for governments to reduce operating costs via third party providers Industry leader in flight safety and regulatory compliance Long-Term Drivers Government & Defense Services

Structures & Systems Terry Stinson Group Vice President

46 Leads AAR’s Mobility Systems, Precision Systems and Cargo Systems businesses Joined AAR CORP. in 2007 An Aerospace industry veteran Chairman and Chief Executive Officer of Bell Helicopter Textron Inc. President and Chief Executive Officer of Hamilton Standard, a UTC division Fully qualified fixed wing and helicopter pilot and is certified to fly all commercial products manufactured by Bell Helicopter Several awards from U.S. Air Force Reserve and National Guard Education Degree in Industrial Management from Georgia Institute of Technology Terry Stinson Group Vice President, Structures & Systems Structures & Systems

Three major businesses Manufacture broad spectrum of products with a diverse customer base Growth opportunities in Commercial & International markets 12 facilities in 7 States Over 1,600 employees Key Supplier to Aerospace & Defense Industry 47 Mobility Systems Cargo Systems Key Program Wins Mobility Systems Over $195M in new business Precision Systems Spirit – Parts & Assemblies Lockheed – F-35 Composite & Machined parts Bombardier – C-Series Machined parts Cargo Systems Freighter Conversions – B767, A300 & A310 C-130 Cargo Systems – 24 systems CH-47 Helicopter Cargo Systems – 15 systems Precision Systems Structures & Systems

Build balance across business units Develop closer relationships with customers and win larger program work Road towards Tier I Supplier with more proprietary content & “end to end” solutions Drive cost reductions through operational improvements & leveraging synergies across operating units Invest in new technologies & products Strategic growth 48 FY2012 Remain Focused on 6 Strategic Initiatives Structures & Systems

Key Programs Mobility Domestic Products F-35 Key Programs Spirit Programs C-Series S-92 Gulfstream G650 A400M C-X Mobility International Products 49 Key Programs are also aligned with Strategic Initiatives Balance - commercial, military, Int’l Stronger customer relationships Tier I opportunities Product cost reductions New products Strategic growth DOD Budget Pressures Commercial Market Improvement International Market Growth Key Programs Help Balance Market Dynamics Structures & Systems

Precision Systems – An Aerostructures Company

Core Capabilities & Products

- Precision machining & fabrication of aerospace alloys
  - Structural Sheet Metal & Components
  - Helicopter Components & Assemblies
  - Missile System Components & Assemblies
- Design, develop & manufacture complex composite structures
  - Integrated Fuselage Assemblies
  - Composite Aircraft Interiors & Systems

Key Customers

Defense Market	Lockheed Martin Northrop Grumman Raytheon
Commercial Market	Spirit, Boeing, Bombardier
Business Aviation	Gulfstream
Rotary-wing Aircraft	Sikorsky

New Platforms/Customers

S-92 – Composite Interiors & Machined Flooring Assemblies
(FY2011 – FY2020)



G-650 – Composite Interiors, Machined Components & Assemblies
(FY2011 – FY2025)



C-Series – Composite Flap Track Fairings & Machined Components
(FY2012 – FY2030)



737, 747, 767, 777, 787 Composite, Machined Components & Major Assemblies
(FY2011 – FY2020+)


777
787
737

F-35 – Composite & Machined Components
(FY2012 – FY2017)



50

Structures & Systems AAR

Cargo Handling Systems for military & commercial aircraft Well positioned on major military programs A400M – 200+ Aircraft C-X – 30+ Aircraft Cargo Handling Systems C-130 Flight Tests High Altitude Aerial Delivery A400M Cargo Compartment 51 C-130 – 30+ new Aircraft & retrofits C-27J – 75+ Aircraft CAGR 7% 5% 15% Note: Market Size does not include aftermarket, Data Source: AAR estimate CH-47 – 25+ Aircraft Evaluating opportunities to capitalize on Commercial market growth Cargo Systems Structures & Systems 0 200 400 600 2010 2015 2020 Estimated Market Size - M$'s Military Freighter Conversions Commercial

April 2011 - 7 launch customer nations confirmed their continued support for the A400M Program Flight Test Program has over 2,100 flight hours A400M Cargo Loading/Unloading Features Optimized for single-person operation: On-board crane Powered winches Kneeling undercarriage Cross-loading from ramp with extendable toes 52 Cargo Systems - Airbus A400M Program Structures & Systems

53 Rapid deployment equipment to aid the mobilization of troops, gear and specialized workspaces: Shelters, pallets, containers and services Leadership position across product lines State of the art manufacturing capabilities Focused on strategic growth Services Commercial & International Markets Downstream Integration Manufacturing Innovation Creates Product Differentiation in the Market Friction Stir Welding Robotic Weld Cell Lightweight Multi-purpose Shelter (LMS) C-17 Seat Pallets Mobility Systems Structures & Systems

54 Encampments – rapid deployment Aid Missions Temporary Hospitals Maintenance Workshops Leverage our strong market position & manufacturing capabilities to expand into new areas Commercial Market Downstream Integration Focused on Aftermarket Maintenance, Repair & Overhaul Technical & Logistic Services Training Program/Project Management Services Business Middle East Market Strong Defense Budgets Critical National Infrastructure – border security Complimentary Services Expand Global Presence Downstream Integration Value Added - $’s + Racks + Wiring Shelter + Electronics Mobility Systems – Growth Strategy Structures & Systems

Financial Trends 55 14.1% 18.5% 16.0% - 16.5% 20.6% 15.4% Gross Profit Margin % Q1 Performance Lower revenue due to completion of several contracts at Mobility Systems in FY11 Ramp-up of FMTV Program at Mobility Systems New program launches at Precision Systems Revenue = $81.2M Gross Profit = $11.9M (14.7% Margin) Balance of FY2012 Revenue expected to increase in Q2 - Q4 Realization of cost reduction initiatives Phase-in of new program launches Revenue = $300M - $320M Gross Profit = 15% - 17% Financial Results Structures & Systems $339 $433 $375 $450 $380 - $400 $0M $100M $200M $300M $400M $500M $600M FY2008 FY2009 FY2010 FY2011 FY2012 Outlook Sales

Market leader in Mobility products to governments world-wide Strong commercial OEM build cycle and increased reliance on third party manufacturing Transition to Tier 1 Supplier with increased value added content (e.g., Spirit) Key systems provider to the A400M program Long-Term Drivers A400M Cargo Compartment Depiction Sikorsky S-92 Interior 787 Windshield Frames Lightweight Multi-purpose Shelter (LMS) 56 Structures & Systems

Operational Review Tim Romenesko President and Chief Operating Officer

58 Timothy Romenesko President and Chief Operating Officer Responsible for maximizing the performance of AAR’s operating units and implementing the Company’s strategies for growth Joined AAR CORP. in 1981 Named Vice President and Chief Financial Officer in 1994 Named President and Chief Operating Officer in 2007 Elected to AAR CORP. Board of Directors in 2007 Education BA from St. Norbert College MBA from DePaul University Holds a CPA designation in Illinois and is a member of the Financial Executives Institute and the Illinois CPA Society Kellogg School of Business CEO Perspectives

Key Operational Initiatives Cost Cash Margin Quality Capture Continued investments in company-wide quality systems Significant new business wins Robust deal flow Strong balance sheet and liquidity position Focused on cash generation from recent investments Total SG&A flat YOY on 18.5% increase in sales Steady progress in FY11; setback in Q1 Activities are becoming an embedded part of AAR’s management system

Operational Focus – Capture Cost Cash Margin Quality Capture Distribution agreement for electrical components Valued at approximately $600M over 10 years JT8D and CF6-80A parts support Engineering integration program HMV and modifications for MD-90 and 737 Pinnacle CRJ award TRANSCOM renewal and award of 3 new aircraft worth $240M over 4 years ($56M incremental) U.S. Navy Vertrep renewal worth $77M over 5 years $100M+ contract over 10 years Work covers 737, 767, 777, 747 and 787 airframes Develop new customer relationships Develop new value-added products and capabilities Leverage current relationships/ cross-selling Enter new markets and international growth Recent Wins 6,700 employees at over 60 locations in 13 countries Capture Strategy

Cost Cash Margin Quality Capture Large Commercial Carriers Small Carriers / Business Aviation Government OEMs / Repair Centers $1,776M in Sales ~$400M ~$250M ~$500M ~$650M Southwest Delta United FedEx Air France / KLM Air Wisconsin Jazz Allegiant SkyWest / ASA Sikorsky Spirit AeroSystems Unison MTU Aero Engines U.S. TRANSCOM U.S. Army U.K. Ministry of Defence Northrop Grumman Well diversified customer base Capture – Customer Overview

Q1 SG&A flat YOY on higher sales Leveraging customer touch points Driving productivity gains Strategic sourcing and consolidation of repair spend Leveraging technology to improve efficiency Operational Focus – Cost Cost Cash Margin Quality Capture Achieved targeted SG&A <10% of sales SG&A as a % of Sales 10.0% 8.7% 9.8% 11.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FY09 FY10 FY11 Q1 - FY12

63 Operational Focus – Cash Cost Cash Margin Quality Capture Over $325M in operating cash flow during past three fiscal years Q1 investments to support future sales: Unison relationship Mobility inventory supporting Q2-Q4 growth Supply chain assets A400M program Well positioned to generate positive cash flow over the year Continue to focus businesses on converting assets to cash Cash Flow from Operations 64.5 (25.6) 153.2 108.6 -$40M $0M $40M $80M $120M $160M $200M FY09 FY10 FY11 Q1 - FY12

64 Operational Focus – Margin Cost Cash Quality Capture Margin Driving margin improvement for balance of fiscal year Consolidated Operating Margin Bridge 7.1% 8.0% 7.8% 8.2% 0.7% -1.1% -0.5% -0.3% 7.0% 5.0% 6.0% 7.0% 8.0% 9.0% Q1FY11 Q2FY11 Q3FY11 Q4FY11 Supply Chain Structures MRO GDS Q1FY12

65 Operational Focus – Margin Expansion Cost Cash Margin Quality Capture Top Line Growth Sales growth and program wins in Supply Chain Higher throughput at MRO centers and additional value-added services New contract wins at Airlift Operational Efficiency Cost management Streamline operations; Lean programs at Landing Gear, ACS and Supply Chain Strategic sourcing and repair spend optimization Improved operations Continuous improvement in fleet performance at Airlift Execution in MRO and manufacturing Performance improvement initiatives Margin expansion remains a key operational focus, despite Q1 results

Drive Quality in Everything We Do Operational Focus – Quality Cost Cash Margin Quality Capture “One-MRO” Increase first-time quality Goals: Lower span times in maintenance shops Higher throughput in manufacturing facilities Improved aircraft uptime in flying and flight support operations Lower cost of re-work Training and Technology Focus on Safety and Compliance Process Improvements and Lean Initiatives Launched APRISe, an internally developed performance reporting system FAA Diamond Award for 6th consecutive year Implementing new ERP system at Airlift MRO Quality Action Teams External compliance reviews and cross divisional audits Continuous improvement programs and teams Enhanced quality leadership team across organization Goal is to be our customers’ highest quality supplier

Operational Focus Cost Cash Margin Quality Capture Continuing to drive performance in each key area

Financial Highlights Rick Poulton Vice President, Chief Financial Officer and Treasurer

69 Appointed Chief Financial Officer and Treasurer in June 2007 Joined AAR CORP. in 2006 Responsible for strategic development Previous 12 years with UAL Corp. and United Airlines Senior Vice President Business Development Senior Vice President Strategic Sourcing President and Chief Financial Officer of UAL Loyalty Services Director of Financial Planning and Director of Financial Accounting Previously served on the Boards of Alliant Credit Union, Airliance Materials, Skytech Solutions and BELAC Education BS in accounting, with honors, from Marquette University Masters degree, with concentrations in strategy and finance, from Northwestern University’s Kellogg Graduate School of Management Kellogg School of Business CEO Perspectives Rick Poulton Vice President, Chief Financial Officer and Treasurer

Near-term visibility solid Diverse revenue stream with consistent value proposition Strong balance sheet with low leverage Outlook for the year Key Financial Highlights

Trading businesses had strong 1st quarter Inventory positions should support performance over the remainder of the year Near-Term Visibility Aviation Supply Chain Government & Defense Services Structures & Systems Maintenance, Repair & Overhaul 3.8 million man hour plan largely sold Substantially all the fleet renewed through competitive re-bids FMTV production funded and scheduled to ramp throughout the year

Aviation Supply Chain Maintenance, Repair & Overhaul Structures & Systems Government & Defense Services All businesses drive to lower costs of materials, material handling, and services for their end customers $1,328M $1,381M $1,316M Diversified Revenue Stream $1,776M $1,851M

Strong Balance Sheet with Low Leverage Total Debt / Total Capitalization Net Debt / EBITDA Equity Pro Forma EBITDA for full year Airlift in FY 2010. TTM is for the twelve months ending August 31, 2011. (2) (1) Debt (2) 1.7x 1.5x 2.0x 1.8x 2.1x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x FY 2008 FY 2009 FY 2010(1) FY 2011 TTM(2) 40% 36% 37% 35% 37% 60% 64% 63% 65% 63% 0% 20% 40% 60% 80% 100% FY 2008 FY 2009 FY 2010 FY 2011 TTM

FY2012 Outlook FY2012 Range FY2011 Revenue 1,885M - 1,965M 1,776M EBITDA 220M - 240M 211M EPS from Continuing Ops $1.85 - $2.05 $1.75 * Free Cash Flow 40M - 65M (16M) * FY2011 pro-forma to exclude the impact of three unusual items in Q4; aggregate $0.06 impact.

Non-GAAP Disclosure Reconciliation

Pursuant to SEC Regulation G, the Company has included the following reconciliation of operating income reported on the basis of Generally Accepted Accounting Principles ("GAAP") to EBITDA on a non-GAAP basis. The Company believes the non-GAAP EBITDA and ratios using EBITDA are used by banks, debt holders and investors as important measures of the Company's performance and ability to service debt obligations.

($ millions)	FY2008	FY2009	FY2010	FY2011	Aug 31, 2011 TTM (1)
Total Debt	$425,344	$391,809	$437,024	$443,877	$493,845
Cash	109,391	112,505	79,370	57,433	35,523
Net Debt	**$315,953**	**$279,304**	**$357,654**	**$386,444**	**$458,322**
Operating Income	137,675	106,612	93,769	138,727	143,255
Depreciation & Amortization	39,613	40,094	38,930	59,296	61,628
Amortization of Restricted Stock Awards and Options	6,408	6,216	9,335	12,853	12,847
Impairment Charge	0	31,133	0	0	0
Airlift ProForma Additions	0	0	35,417	0	0
EBITDA	**$183,696**	**$184,055**	**$177,451**	**$210,876**	**$217,730**
Net Debt/EBITDA	**1.7**	**1.5**	**2.0**	**1.8**	**2.1**
Total Debt	425,344	391,809	437,024	443,877	493,845
Equity	650,867	696,734	746,350	835,289	848,933
Total Capitalization	1,076,211	1,088,543	1,183,374	1,279,166	1,342,778
Debt %	40%	36%	37%	35%	37%
Equity %	60%	64%	63%	65%	63%

[1] TTM represents September 1, 2010 through August 31, 2011. Debt and Cash amounts are as of August 31, 2011.

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AAR